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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 23, 2005

                            ORMAT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

                Delaware                                     No. 88-0326081
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        (State of Incorporation)                           (I.R.S. Employer
                                                            Identification No.)

     980 Greg Street, Sparks, Nevada                               89431
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(Address of principal executive offices)                         (Zip code)

                                 Not Applicable
                    ---------------------------------------
          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 2.02       Results of Operation and Financial Condition
Item 9.01       Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 99.1
  Ex-99.1       Press Release

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 23, 2005, Ormat Technologies, Inc. (the Registrant) reported its earnings for its fourth fiscal quarter and fiscal year ended December 31, 2004.
A copy of the Registrant's press release containing this information is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Registrant is making reference to non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable
GAAP financial measures is contained in the attached press release.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS

         The following exhibit is furnished as part of this report on Form 8-K:

         99.1 Press release of the Registrant dated March 23, 2005 containing financial information for its fourth fiscal quarter and fiscal year ended December 31, 2004.

SAFE HARBOR STATEMENT

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company's
Prospectus filed with the Securities and Exchange Commission on November 12,
2004. An updated description of such risks and

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uncertainties will be included in the company's Annual Report on Form 10-K for the year ended December 31, 2004.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORMAT TECHNOLOGIES, INC.
                                                   (Registrant)

                                            By   /s/Yehudit Bronicki
                                                 Yehudit Bronicki
                                                 Chief Executive Officer

Date:  March 23, 2005

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                                  EXHIBIT INDEX

  Exhibit
  Number                               Description
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       99.1          Press Release of Registrant dated March 23, 2005

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